SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) January 15, 1998.

                                OMI Trust 1997-D
               (Exact name of registrant as specified in charter)


    Pennsylvania                 333-31441               23-7931974
(State or other jurisdiction   (Commission             (IRS Employer
   of incorporation)            File Number)         Identification No.)

                      c/o PNC Bank, National Association
                      Corporate Trust Department
                      Attention:  Judy Wisniewskie
                      1700 Market Street
                      Philadelphia, Pennsylvania                19103
                      (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (215) 585-8872

 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) January 15, 1998.

                                OMI Trust 1997-D
               (Exact name of registrant as specified in charter)


    Pennsylvania               333-31441                 23-7931974
   (State or other jurisdiction  (Commission           (IRS Employer
    of incorporation)            File Number)       Identification No.)

              c/o PNC Bank, National Association
              Corporate Trust Department
              Attention:  Judy Wisniewskie
              1700 Market Street
              Philadelphia, Pennsylvania                  19103
              (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (215) 585-8872

 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                                OMI TRUST 1997-D

                                    FORM 8-K


ITEM 1.      CHANGES IN CONTROL OF REGISTRANT.

             Not Applicable.

ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS.

             Not Applicable.

ITEM 3.      BANKRUPTCY OR RECEIVERSHIP.

             Not Applicable.

ITEM 4.      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

             Not Applicable.

ITEM 5.      OTHER EVENTS.

         OMI Trust 1997-D (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 1997-D (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on January 15, 1998. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  Exhibits

                  20.1 Monthly Remittance Report relating to the Distribution Date occurring on January 15, 1998.

ITEM 8.  CHANGE IN FISCAL YEAR.

                  Not Applicable.

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                       OMI TRUST 1997-D, Registrant

                       By: Oakwood Acceptance Corporation,
                                   as servicer


January 23, 1998

                                 Douglas R. Muir
                                 Vice President

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            OMI TRUST 1997-D, Registrant

                                            By: Oakwood Acceptance Corporation,
                                               as servicer


January 23, 1998                           /s/ DOUGLAS R. MUIR
                                            -------------------

                                                  Douglas R. Muir
                                                  Vice President

                                INDEX OF EXHIBITS

                                                         Page of Sequentially
                                                             Numbered Pages
                                                          -------------------


20.1     Monthly Remittance Report relating to Distribution
         Date occurring on January 15, 1998............................ 5-10

                                INDEX OF EXHIBITS

                                                           Page of Sequentially
                                                                Numbered Pages
                                                              -----------------

20.1     Monthly Remittance Report relating to Distribution
         Date occurring on January 15, 1998..........................